UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2013

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 15, 2013, Tower International, Inc. issued a press release announcing the commencement of a cash tender offer by its wholly owned subsidiaries Tower Automotive Holdings USA, LLC and TA Holdings Finance, Inc. (collectively, the “Company”) to purchase up to $275,992,000 of the Company’s outstanding 10.625% Senior Secured Notes due 2017.

A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 99.1 Press release dated March 15, 2013, announcing the cash tender offer for up to $275,992,000 of 10.625% Senior Secured Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name: Jeffrey Kersten Title: Senior Vice President and Corporate Controller

Dated: March 15, 2013

EXHIBIT INDEX

Exhibit No	Description
99.1	Press release dated March 15, 2013, announcing the cash tender offer for up to $275,992,000 of 10.625% Senior Secured Notes.

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